Exhibit 3.7

File Copy

CERTIFICATE OF INCORPORATION

OF A

PRIVATE LIMITED COMPANY

Company Number 9257343

The Registrar of Companies for England and Wales, hereby certifies that

SOLAR NEW HOLDCO LIMITED

is this day incorporated under the Companies Act 2006 as a private company, that the company is limited by shares, and the situation of its registered office is in England and Wales

Given at Companies House, Cardiff, on 9th October 2014

The above information was communicated by electronic means and authenticated by the Registrar of Companies under section 1115 of the Companies Act 2006

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CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

Company Number 9257343

The Registrar of Companies for England and Wales hereby certifies that under the Companies Act 2006:

SOLAR NEW HOLDCO LIMITED

a company incorporated as private limited by shares; having its registered office situated in England and Wales; has changed its name to:

NEW STERIS LIMITED

Given at Companies House on 24th November 2014

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CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

AND RE-REGISTRATION OF A PRIVATE COMPANY

AS A PUBLIC COMPANY

Company No. 9257343

The Registrar of Companies for England/Wales hereby certifies that

NEW STERIS LIMITED

formerly registered as a private company having changed its name and having this day been re-registered under the Companies Act 2006 as a public company is now incorporated under the name of

STERIS PLC

and that the company is limited by shares.

Its registered office is situated in England/Wales.

Given at Companies House on 2nd November 2015

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CERTIFICATE OF INCORPORATION

ON RE-REGISTRATION OF A PUBLIC COMPANY

AS A PRIVATE COMPANY AND REGISTRATION

OF ORDER OF COURT AND

STATEMENT OF CAPITAL

Company No. 9257343

The Registrar of Companies for England/Wales hereby certifies that

STERIS PLC

formerly registered as a public company has this day been re-registered under the Companies Act 2006 as a private company, is now incorporated under the name of

STERIS LIMITED

and that the company is limited by shares. Its registered office is situated in England/Wales.

And having by Special Resolution reduced its capital as confirmed by an Order of the Court dated the 26th March 2019

The said Order and statement approved by the Court were registered pursuant to section 649 of the Companies Act 2006, on 28th March 2019 Given at Companies House on 28th March 2019

COMPANY HAVING A SHARE CAPITAL

Memorandum of Association of SOLAR NEW HOLDCO LIMITED

Each subscriber to this memorandum of association wishes to form a company under the Companies Act 2006 and agrees to become a member of the company and to take at least one share.

Method of authentication: Electronic

Name of subscriber(s)

STERIS CORPORATION

Dated: 09 October 2014